Supplement dated October 13, 2021
to the Prospectuses, each as supplemented, of the following funds:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Capital Allocation Moderate Aggressive Portfolio	6/1/2021
Columbia Capital Allocation Moderate Conservative Portfolio	6/1/2021
Columbia Funds Series Trust II
Columbia Capital Allocation Conservative Portfolio	6/1/2021
Columbia Capital Allocation Moderate Portfolio	6/1/2021
Columbia Capital Allocation Aggressive Portfolio	6/1/2021
Columbia Income Builder Fund	6/1/2021
The disclosure for Columbia Seligman Technology and Information Fund in each fund's Appendix B - Underlying Funds - Investment Objectives and Strategies is deleted and replaced with the following:
Columbia Seligman Technology and Information Fund (formerly known as Columbia Seligman Communications and Information Fund)
Columbia Seligman Technology and Information Fund (the Fund) seeks to provide shareholders with capital gain.
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of technology and information companies. These companies in which the Fund will concentrate are companies operating in the information technology and communications services sectors, applying a global industry classification standard, as may be amended from time to time, to determine industry/sector classifications, as well as other related industries. These related industry companies may also include companies operating in the consumer discretionary and healthcare sectors, particularly those that are principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
By way of example, technology and information companies may include semiconductor, semiconductor equipment, technology hardware, storage and peripherals, software, communication equipment and services, electronic equipment and instruments, internet services and infrastructure, media, health care equipment and supplies, and medical technology companies.
The Fund may invest up to 25% of its net assets in foreign investments.
The Fund may invest in securities of large capitalization companies that are well established and can be expected to grow with the market (i.e., growth stocks). The Fund may also invest in small-to-medium size capitalization companies that the Fund’s portfolio managers believe provide opportunities to benefit from the rapidly changing technologies and the expansion of the sectors and industries in which the Fund invests. The Fund invests substantially in common stocks.
The Fund uses a bottom-up stock selection approach. This means that Columbia Management Investment Advisers, LLC (the Investment Manager) uses extensive in-depth research into specific companies to find those companies that it believes offer significant prospects for future growth.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
In the disclosure for Columbia Multi Strategy Alternatives Fund in each fund's Appendix B - Underlying Funds - Investment Objectives and Strategies, all references to QMA LLC (QMA) are replaced with PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) to reflect the name change of one of the Fund's subadvisers.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_119_(10/21)